                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K/A

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                         Date of Report: June 17, 2002
                       (Date of earliest event reported)

                                 THE KROGER CO.
             (Exact name of registrant as specified in its charter)


An Ohio Corporation                  No. 1-303                31-0345740
(State or other jurisdiction      (Commission File            (IRS Employer
of incorporation)                      Number)                 Number)


1014 Vine Street
Cincinnati, OH  45201
(Address of principal
executive offices)

Registrant's telephone number:  (513) 762-4000

Explanatory Note:

                  This filing is made solely to conform signatures on the contracts which are Exhibits to the Form 8-K filed on June 17, 2002.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

                  (c)      Exhibits:

                           1.1 Underwriting Agreement dated March 26, 2002, among The Kroger Co., its subsidiary guarantors, Salomon Smith Barney Inc., Banc of America Securities LLC, Banc One Capital Markets, Inc., and J.P. Morgan Securities Inc., the terms of which are incorporated by reference to Kroger's Current Report on Form 8-K dated April 3, 2002.

                           1.1.1 Pricing Agreement dated June 17, 2002, among The Kroger Co., its subsidiary guarantors, Goldman, Sachs & Co., BNP Paribas Securities Corp., Scotia Capital (USA) Inc., Tokyo-Mitsubishi International plc, U.S. Bancorp Piper Jaffray Inc., and Utendahl Capital Partners, L.P.

                           4.3.1 Fourteenth Supplemental Indenture dated as of June 17, 2002, among The Kroger Co., its subsidiary guarantors, and U.S. Bank, N.A. (formerly known as Firstar Bank, National Association), as trustee, relating to the 6.20% Senior Notes due 2012.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                THE KROGER CO.



June 16, 2003                                   /s/ Paul Heldman
                                                Paul Heldman
                                                Senior Vice President, Secretary
                                                  and General Counsel

                                  EXHIBIT INDEX

Exhibit No.                           Exhibit

 1.1 Underwriting Agreement dated March 26, 2002, among The Kroger Co., its subsidiary guarantors, Salomon Smith Barney Inc., Banc of America Securities LLC, Banc One Capital Markets, Inc., and J.P. Morgan Securities Inc., the terms of which are incorporated by reference to Kroger's Current Report on Form 8-K dated April 3, 2002.

1.1.1 Pricing Agreement dated June 17, 2002, among The Kroger Co., its subsidiary guarantors, Goldman, Sachs & Co., BNP Paribas Securities Corp., Scotia Capital (USA) Inc., Tokyo-Mitsubishi International plc, U.S. Bancorp Piper Jaffray Inc., and Utendahl Capital Partners, L.P.

4.3.1 Fourteenth Supplemental Indenture dated as of June 17, 2002, among The Kroger Co., its subsidiary guarantors, and U.S. Bank, N.A. (formerly known as Firstar Bank, National Association), as trustee, relating to the 6.20% Senior Notes due 2012.